UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2009

Hexion Specialty Chemicals, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

614-225-4000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On May 11, 2009, Hexion Specialty Chemicals, Inc. (“Hexion”) issued a press release announcing that it is commencing a cash tender offer to purchase its outstanding 8.375% Debentures due 2016, 9.200% Debentures due 2021 and 7.875% Debentures due 2023 in a maximum aggregate principal amount not to exceed $20,000,000 pursuant to a modified “Dutch auction” procedure on the terms and conditions set forth in an Offer to Purchase dated May 11, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
99.1	News Release dated May 11, 2009 titled, “Hexion Specialty Chemicals, Inc. Announces Modified Dutch Auction Tender Offer for Debentures.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXION SPECIALTY CHEMICALS, INC.

Date: May 11, 2009	By:	/s/ George F. Knight
George F. Knight
Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release dated May 11, 2009 titled, “Hexion Specialty Chemicals, Inc. Announces Modified Dutch Auction Tender Offer for Debentures.”